                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 29, 2005
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

INDIANA                               1-106                   38-1799862
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT                 06830
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
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            On June 29, 2005, the Registrant's  subsidiary,  Lynch Systems, Inc.
("Lynch  Systems")  entered  into an  Extension  Agreement  by and  among  Lynch
Systems,  the Registrant and SunTrust Bank ("SunTrust"),  dated June 24, 2005 to extend until August 31, 2005 the due date of  indebtedness  of Lynch  Systems to
SunTrust.

            On June 30, 2005, the Registrant's  subsidiary,  M-tron  Industries,
Inc.  entered  into a First  Amendment  to Loan  Agreement  by and among  M-tron
Industries, Inc., Piezo Technology, Inc. and First National Bank of Omaha, dated
May 31, 2005 to extend to May 31, 2006 the term of the revolving credit facility created  under that certain  Loan  Agreement  dated  October 14, 2004 among such parties.

Item 9.01     Financial Statements and Exhibits.
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        (c) Exhibits

        10.1      Extension   Agreement  by  and  among  Lynch  Systems,   Lynch
                  Corporation and SunTrust Bank, dated June 24, 2005.

        10.2      First   Amendment  to  Loan  Agreement  by  and  among  M-Tron
                  Industries,  Inc., Piezo  Technology,  Inc. and First National
                  Bank of Omaha, dated May 31, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LYNCH CORPORATION

                                      By: /s/ Eugene Hynes
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                                          Eugene Hynes
                                          Vice President
July 6, 2005